Exhibit 24

Powers of Attorney

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

That the undersigned, the principal executive officer and a Director of FEDERAL EXPRESS CORPORATION (the “Corporation”), a Delaware corporation, does hereby constitute and appoint Tracy G. Schmidt and Michael W. Hillard, and each of them, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such Director, the Corporation’s Annual Report on Form 10-K with respect to the Corporation’s fiscal year ended May 31, 2002, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, I have hereunto set my hand this 24th day of June, 2002.

/s/ DAVID J. BRONCZEK
David J. Bronczek

STATE OF TENNESSEE
COUNTY OF SHELBY

I, LaJuana Shelton-Lebschi, a Notary Public in and for said County, in the aforesaid State, do hereby certify that David J. Bronczek, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.

/s/ LAJUANA SHELTON-LEBSCHI
Notary Public

My Commission Expires:
August 27, 2002

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

That the undersigned, a Director of FEDERAL EXPRESS CORPORATION (the “Corporation”), a Delaware corporation, does hereby constitute and appoint David J. Bronczek, Tracy G. Schmidt and Michael W. Hillard, and each of them, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such Director, the Corporation’s Annual Report on Form 10-K with respect to the Corporation’s fiscal year ended May 31, 2002, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of June, 2002.

/s/ T. MICHAEL GLENN
T. Michael Glenn

STATE OF TENNESSEE
COUNTY OF SHELBY

I, Mary T. Britt, a Notary Public in and for said County, in the aforesaid State, do hereby certify that T. Michael Glenn, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.

/s/ MARY T. BRITT
Notary Public

My Commission Expires:
March 29, 2005

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

That the undersigned, a Director of FEDERAL EXPRESS CORPORATION (the “Corporation”), a Delaware corporation, does hereby constitute and appoint David J. Bronczek, Tracy G. Schmidt and Michael W. Hillard, and each of them, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such Director, the Corporation’s Annual Report on Form 10-K with respect to the Corporation’s fiscal year ended May 31, 2002, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of June, 2002.

/s/ ALAN B. GRAF, JR.
Alan B. Graf, Jr.

STATE OF TENNESSEE
COUNTY OF SHELBY

I, Mary T. Britt, a Notary Public in and for said County, in the aforesaid State, do hereby certify that Alan B. Graf, Jr., personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.

/s/ MARY T. BRITT
Notary Public

My Commission Expires:
March 29, 2005

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

That the undersigned, a Director of FEDERAL EXPRESS CORPORATION (the “Corporation”), a Delaware corporation, does hereby constitute and appoint David J. Bronczek, Tracy G. Schmidt and Michael W. Hillard, and each of them, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such Director, the Corporation’s Annual Report on Form 10-K with respect to the Corporation’s fiscal year ended May 31, 2002, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of June, 2002.

/s/ ROBERT B. CARTER
Robert B. Carter

STATE OF TENNESSEE
COUNTY OF SHELBY

I, Mary T. Britt, a Notary Public in and for said County, in the aforesaid State, do hereby certify that Robert B. Carter, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.

/s/ MARY T. BRITT
Notary Public

My Commission Expires:
March 29, 2005

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

That the undersigned, a Director of FEDERAL EXPRESS CORPORATION (the “Corporation”), a Delaware corporation, does hereby constitute and appoint David J. Bronczek, Tracy G. Schmidt and Michael W. Hillard, and each of them, with full power of substitution and resubstitution, her true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such Director, the Corporation’s Annual Report on Form 10-K with respect to the Corporation’s fiscal year ended May 31, 2002, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of June, 2002.

/s/ KENNETH R. MASTERSON
Kenneth R. Masterson

STATE OF TENNESSEE
COUNTY OF SHELBY

I, Mary T. Britt, a Notary Public in and for said County, in the aforesaid State, do hereby certify that Kenneth R. Masterson, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that she signed and delivered the said instrument as her free and voluntary act, for the uses and purposes therein set forth.

/s/ MARY T. BRITT
Notary Public

My Commission Expires:
March 29, 2005

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

That the undersigned, a Director of FEDERAL EXPRESS CORPORATION (the “Corporation”), a Delaware corporation, does hereby constitute and appoint David J. Bronczek, Tracy G. Schmidt and Michael W. Hillard, and each of them, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such Director, the Corporation’s Annual Report on Form 10-K with respect to the Corporation’s fiscal year ended May 31, 2002, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, I have hereunto set my hand this 12th day of July, 2002.

/s/ MICHAEL L. DUCKER
Michael L. Ducker

STATE OF TENNESSEE
COUNTY OF SHELBY

I, Melissa S. Hughes, a Notary Public in and for said County, in the aforesaid State, do hereby certify that Michael L. Ducker, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.

/s/ MELISSA S. HUGHES
Notary Public

My Commission Expires:
11-15-03

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

That the undersigned, a Director of FEDERAL EXPRESS CORPORATION (the “Corporation”), a Delaware corporation, does hereby constitute and appoint David J. Bronczek, Tracy G. Schmidt and Michael W. Hillard, and each of them, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such Director, the Corporation’s Annual Report on Form 10-K with respect to the Corporation’s fiscal year ended May 31, 2002, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, I have hereunto set my hand this 24th day of June, 2002.

/S/ FREDERICK W. SMITH

Frederick W. Smith

STATE OF TENNESSEE
COUNTY OF SHELBY

I, June Y. Fitzgerald, a Notary Public in and for said County, in the aforesaid State, do hereby certify that Frederick W. Smith, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.

/S/ JUNE Y. FITZGERALD

Notary Public

My Commission Expires:
December 1, 2002

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

That the undersigned, a Director of FEDERAL EXPRESS CORPORATION (the “Corporation”), a Delaware corporation, does hereby constitute and appoint David J. Bronczek, Tracy G. Schmidt and Michael W. Hillard, and each of them, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such officer and director, the Corporation’s Annual Report on Form 10-K with respect to the Corporation’s fiscal year ended May 31, 2002, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, I have hereunto set my hand this 25th day of June, 2002.

/S/ THEODORE L. WEISE

Theodore L. Weise

STATE OF FLORIDA
COUNTY OF PALM BEACH

I, Miranda Culbert, a Notary Public in and for said County, in the aforesaid State, do hereby certify that Theodore L. Weise, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.

/S/ MIRANDA CULBERT

Notary Public

My Commission Expires:
December 19, 2005

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

That the undersigned, the principal financial officer of FEDERAL EXPRESS CORPORATION (the “Corporation”), a Delaware corporation, does hereby constitute and appoint David J. Bronczek and Michael W. Hillard, and each of them, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such officer, the Corporation’s Annual Report on Form 10-K with respect to the Corporation’s fiscal year ended May 31, 2002, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, I have hereunto set my hand this 2nd day of July, 2002.

/S/ TRACY G. SCHMIDT

Tracy G. Schmidt

STATE OF TENNESSEE
COUNTY OF SHELBY

I, Claudia Lack Hite, a Notary Public in and for said County, in the aforesaid State, do hereby certify that Tracy G. Schmidt, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.

/S/ CLAUDIA LACK HITE

Notary Public

My Commission Expires:
January 26, 2005

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

That the undersigned, the principal accounting officer of FEDERAL EXPRESS CORPORATION (the “Corporation”), a Delaware corporation, does hereby constitute and appoint David J. Bronczek and Tracy G. Schmidt, and each of them, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such officer, the Corporation’s Annual Report on Form 10-K with respect to the Corporation’s fiscal year ended May 31, 2002, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of June, 2002.

/S/ MICHAEL W. HILLARD

Michael W. Hillard

STATE OF TENNESSEE
COUNTY OF SHELBY

I, Dianne G. Ammerman, a Notary Public in and for said County, in the aforesaid State, do hereby certify that Michael W. Hillard, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.

/S/ DIANNE G. AMMERMAN

Notary Public

My Commission Expires:
April 13, 2004

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

That the undersigned, a Director of FEDERAL EXPRESS CORPORATION (the “Corporation”), a Delaware corporation, does hereby constitute and appoint David J. Bronczek, Tracy G. Schmidt and Michael W. Hillard, and each of them, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such Director, the Corporation’s Annual Report on Form 10-K with respect to the Corporation’s fiscal year ended May 31, 2002, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of June, 2002.

/S/ DAVID F. REBHOLZ

David F. Rebholz

STATE OF TENNESSEE
COUNTY OF SHELBY

I, Claudia L. Hite, a Notary Public in and for said County, in the aforesaid State, do hereby certify that David F. Rebholz, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.

/S/ CLAUDIA LACK HITE

Notary Public

My Commission Expires:
January 26, 2005